UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022

DAVIDsTEA Inc.
(Exact name of registrant as specified in its charter)

Canada	98-1048842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-37404

(Commission File Number)

 

5430 Ferrier, Town of Mount-Royal,
Québec, Canada	H4P 1M2
(Address of principal executive offices)	(Zip Code)

(888) 873-0006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	DTEA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into Material Definitive Agreement.

On July 27, 2022, DAVIDsTEA Inc. , a corporation incorporated under the Canada Business Corporations Act (the “Company”), entered into an agreement, by and among the Company, DAVIDsTEA USA Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the “Guarantor”) and the Bank of Nova Scotia (the “Lender”) for a revolving line of credit in an amount of CAD $15 million (as amended on August 23, 2022, the “Credit Agreement”).

The Company is the borrower under the Credit Agreement and borrowings under the Credit Agreement are secured by substantially all the assets of the Company and Guarantor. The line of credit is secured by a first-ranking security interest in favor of the Lender, as well as a loan loss guarantee from Investissement Québec, securing 50% of any loss incurred by the Lender with respect to recovery of indebtedness under the line of credit. The Company paid a CAD $30,000 commitment fee upon signing the Credit Agreement and will incur a CAD $15,000 renewal fee on each anniversary of the Company’s entry into the Credit Agreement.

Any borrowings under the Credit Agreement are subject to certain conditions, including applicable ratios to the Borrowing Base of the Company (as defined in the Credit Agreement), and are contingent upon the Company providing the Lender with, among other documentation, quarterly financial statements and compliance certificates. The Company is obligated to pay reasonable and documented fees incurred by the Lender relating to the Credit Agreement. Upon the occurrence of an event of default, all outstanding obligations under the Credit Agreement may be accelerated and become immediately due and payable.

The foregoing summary description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of DAVIDsTEA Inc., dated August 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDsTEA INC.

Date: September 29, 2022	By:	/s/ Frank Zitella
	Name:	Frank Zitella
	Title:	President, Chief Financial and Operating Officer

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